UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 30, 2011

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of General Maritime Corporation (the “Company”), dated March 30, 2011, reporting the Company’s financial results for the fourth quarter and full year ended December 31, 2010.

The information set forth under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The Company today made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2011 with respect to the following items:

2011 Estimate

Estimated Direct Vessel Operating Expenses (1)	$111,100,000
- Aframax per day	8,674
- Suezmax per day	8,322
- VLCC per day	10,018
- Panamax per day	7,231
- Handymax per day	7,702
Estimated General and Administrative Expenses (2)	38,400,000
Estimated Restricted Stock Compensation Expense (2)	7,900,000
Estimated Depreciation and Amortization (3)	94,000,000
Estimated Drydocking Costs (4)	14,700,000
Estimated Capital Improvements and In-Water Surveys Cost (4)	4,100,000
Estimated Bareboat Charter Expense (5)	6,300,000

(1) Estimated Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management department.
(2) Estimated General and Administrative Expenses are based on a budget and may vary, including expenses for incentive compensation.
(3)  Estimated Depreciation & Amortization are based on the acquisition value of the current fleet and the remaining life at that time.
(4) Estimated Drydocking represents budgeted drydocking expenditure and timing based on management estimates; assumes sale of the Genmar Progress in April 2011.  Six vessels are scheduled for drydocking in 2011.  The Company estimates a total of approximately 248 offhire days for 2011.  Actual offhire days include scheduled drydocking as well as unscheduled maintenance on certain vessels.
(5) Relates to the sale leaseback of three vessels based on contracted terms.

The Company also disclosed the following information on its website at www.generalmaritimecorp.com:

Currently, 40% of the Company’s expected operating days for 2011 have been booked on time charters.  During the first quarter of 2011 the Company booked two year charters for four of its VLCC’s.  The Genmar Companion and the Genmar Compatriot have been booked for two year charters at rates of $13,500 per day for the first six months, $16,500 per day for the next six months and $15,000 per day for the remaining 12 months, with 50/50 profit sharing.  The Genmar Concord and the Genmar Consul have been booked for two year charters at rates of $10,000 per day for the first six months, $12,000 per day for the next six months, $14,000 per day for next six months and $16,000 per day for the remaining six months.  Also during the first quarter of 2011, two of the Company’s Handymax vessels, the Stena Concept and the Stena Contest, amended and extended their charters with Stena at rates of $15,000 per day until February 2012, with an optional 12 month extension at $14,000 per day.

The Company’s estimates are subject to change, and actual results may differ significantly from these estimates.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 30, 2011.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; the fulfillment of the closing conditions under, and the execution of customary additional documentation for, the Company’s financing transactions with Oaktree Capital Management, L.P. and its affiliates, proposed new credit facility, proposed amendment of its 2010 Credit Facility and agreements to acquire vessels; sourcing, completion and funding of financing on acceptable terms; financial market conditions and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2010.  The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law, restrictions under the Company’s credit facilities and indenture governing the Company’s Senior Notes and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary.  The Company’s dividend policy may be changed at any time by the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President, Chief Financial Officer

Date: March 30, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 30, 2011.